EXHIBIT 2.1



                     AGREEMENT AND PLAN OF REORGANIZATION





        THIS  AGREEMENT AND PLAN OF REORGANIZATION (the "AGREEMENT") is made as of May 8, 2006, by and among Echelon Acquisition Corp., a corporation organized under the laws  of  the State of Delaware (the "EAC"); Asia Biotechnology Group

Inc., a corporation organized  under  the  laws  of British Virgin Islands (the

"ABG"); Far Grand Investments Limited, a corporation  organized  under the laws of  Cayman  Islands, acting as the shareholder of ABG, (the "ABG SHAREHOLDER");

Harbin OT Pharmaceutical  Co.,  Limited,  a company organized under the laws of

Samoa  (the  "OT  SAMOA");  and shareholders of  OT  Samoa,  each  of  whom  is identified on EXHIBIT "A" to  this  agreement  (  collectively  the  "OT  SAMOA

SHAREHOLDERS").



                                  WITNESSETH:

                                   RECITALS



          WHEREAS,  the respective Boards of Directors of EAC, ABG and OT Samoa have adopted resolutions  pursuant  to  which all of the issued and outstanding shares of the common stock of ABG (the "ABG  SHARE")  and all of the issued and outstanding shares of OT Samoa (the "OT SAMOA SHARES")  will  be converted into the right to receive a specified number of shares of the common  stock  of  EAC

(the "EAC SHARES"); and



      WHERAS, the sole consideration for the exchange of the ABG Share shall be the  receipt  by the ABG Shareholder of 23,296,000 EAC Shares, $0.001 par value per share; and  the  sole consideration for the exchange of the OT Samoa Shares shall be the receipt by  the  OT  Samoa  Shareholders of 23,296,000 EAC Shares,

$0.001  par value per share, as more particularly  set  forth  in  EXHIBIT  "A"

hereto. The EAC Shares shall be deemed "restricted securities" as defined under

Rule 144 of the Securities Act of 1933, as amended (the "ACT"); and



          WHEREAS,  the  ABG  Shareholder  and  the OT Samoa Shareholders shall acquire in exchange such "restricted securities"  of  EAC  in  a reorganization within  the meaning of Section 368(a) (1) (B) of the Internal Revenue  Code  of

1986, as amended, and/or any other "tax free" exemptions thereunder that may be available  for  this  exchange,  if  and  only  to the extent that the Internal

Revenue  Code  applies  to  this  Agreement  and the transactions  contemplated thereby.



        NOW, THEREFORE, in consideration of the  mutual  covenants and promises contained herein, it is agreed:



                                   SECTION 1



                               EXCHANGE OF STOCK



       1.1    Transfer and Number of Shares.  The ABG Shareholder  and  the  OT

Samoa  Shareholders  individually agrees to transfer to EAC at the closing (the

"CLOSING") the ABG Share  and OT Samoa Shares, in exchange for newly issued and restricted shares of common stock of EAC. In connection with the acquisition of the ABG Share and the OT Samoa  Shares,  EAC shall issue to the ABG Shareholder an  aggregate  of  Twenty Three Million Two Hundred  and  Ninety  Six  Thousand

(23,296,000) shares  of EAC common stock, and shall simultaneously issue to the

OT Samoa Shareholders  an  aggregate  of  Twenty  Three Million Two Hundred and

Ninety Six Thousand (23,296,000) shares of EAC common stock. Such shares at the

Closing shall equal eighty percent (80%) of the issued  and  outstanding shares of  EAC.  After  the  Closing, there will be 58,240,000 outstanding  shares  of common stock of the reorganized EAC.



       1.2   Exchange of  Certificates  by the ABG Shareholder and the OT Samoa

Shareholders.  The transfer of the ABG Share  and  OT  Samoa  Shares  shall  be effected  by  the  delivery  to  EAC  at the Closing of stock certificates duly endorsed in blank or accompanied by stock  powers  executed  in  blank with all signatures  witnessed  or  guaranteed to the satisfaction of EAC and  with  all necessary transfer taxes and  other  revenue stamps affixed and acquired at the

ABG Shareholder and the OT Samoa Shareholders' expense.



       1.3     Further Assurances.  At  the  Closing  and  from  time  to  time thereafter, the  ABG  Shareholder  and OT Samoa Shareholders shall execute such additional instruments and take such  other  action as EAC may request in order to exchange and transfer clear title and ownership  in the ABG share and the OT

Samoa Shares to EAC.



       1.4    Closing.  The Closing shall be deemed to  have  occurred  on  the

Effective  Date  (as  hereinafter defined). As used in this Agreement, the term

Closing Date shall be defined to be the same as the Effective Date.



       1.5    Effective  Date.  The transactions contemplated by this Agreement shall be deemed consummated at such  time  as  EAC shall have filed with the US

Securities and Exchange Commission ("SEC") a Current  Report  on Form 8-K which reports  the  change  in  control  transaction  effected by this Agreement  and includes  therein,  all  required audited financial  information  of  ABG,  its controlled subsidiary, and  OT  Samoa  (the  "Current  Report"). If the Current

Report is not filed on or before May 15, 2006, EAC shall have the right, in its sole discretion, to either deem this Agreement terminated or provide ABG and OT

Samoa with an extension for filing the Current Report. The  effective date (the

"Effective  Date") of this Agreement shall thus be the date the  Company  files the Current Report  with the SEC.  In addition, for the Closing to be deemed to have occurred as of the  Effective  Date, all of the other conditions precedent to the obligations of each of the parties hereto as hereinafter set forth shall have been satisfied or shall have been waived.



       1.6    Resignations of Present Executive Officers and Designation of New

Directors and Executive Officers. On  the  Closing  Date, the present directors and  executive  officers  of  EAC shall designate the directors  and  executive officers nominated by the ABG Shareholder  to  serve  in their place and stead,

until the next respective annual meeting of the shareholders  and  the Board of

Directors  of the reorganized EAC, and until their respective successors  shall be elected and  qualified  or  until  their  respective  prior  resignations or terminations.  The following shall be appointed directors and officers  of  EAC upon  the closing  of  the  transactions  contemplated  herein:  Xueliang  Qiu,

Director/Chairman  of  the  Board/President/Chief  Executive  Officer; Lei Zhu,

Director/Chief  Operation  Officer;  and  Feng  Yang, Director/Chief  financial

Officer. The current director and executive officer  shall resign, in seriatim,

on the Closing Date.



                                   SECTION 2



                                    CLOSING



The Closing shall be effected by telephone and facsimile  on  the  Closing Date unless  another  place  or  time is agreed upon in writing by the parties.  The

Closing  may also be accomplished  by  wire,  express  mail  or  other  courier service, conference  telephone  communications  or  as  otherwise agreed by the respective parties or their duly authorized representatives.





                                   SECTION 3



                     REPRESENTATIONS AND WARRANTIES OF EAC



       EAC   represents  and  warrants  to,  and  covenants  with,   ABG,   ABG

Shareholder, OT Samoa and OT Samoa Shareholders as follows:



       3.1      Corporate  Status;  Compliance  with Securities Laws.  EAC is a corporation duly organized, validly existing and  in  good  standing  under the laws  of  the  State  of  Delaware  and  is  licensed or qualified as a foreign corporation in all jurisdictions in which the  nature  of  its  business or the character or ownership of its properties makes such licensing or  qualification necessary. EAC is a reporting company on the OTCBB, and is not in violation  of any  applicable  federal or state securities laws, rules or regulations. Except as set forth above, there is at present no established trading market for EAC's securities.



       3.2    Capitalization.   The  authorized capital stock of EAC at Closing

will consist of 20,000,000 shares of preferred  stock,  of  which none has been issued and outstanding; and 100,000,000 shares of common voting stock, of which

11,648,000  shares  are  issued  and  outstanding,  all  fully  paid  and  non-

assessable.   There  are no subscriptions, warrants, rights or calls  or  other commitments or agreements  to  which  EAC  is  a party or by which it is bound,

pursuant to which EAC is or may be required to issue  or  deliver securities of any  class.  There are no outstanding securities convertible  or  exchangeable,

actually or contingently,  into  common  stock  or any other securities of EAC.

After the Closing, there will be 58,240,000 outstanding shares of common stock,

on a fully diluted basis, of EAC.



       3.3     Financial Statements.  The financial statements of EAC furnished to  the  ABG Shareholder and the OT Samoa Shareholders  consisting  of  audited financial  statements  for the years ended December 31, 2005 and 2004, as filed with the SEC and incorporated  herein  by  reference,  are  correct  and fairly present  the  financial  condition  of  EAC  at  such dates and for the periods involved; such statements were prepared in accordance  with  generally accepted accounting principles consistently applied, and no material change has occurred in the matters disclosed therein.  Such financial statements do not contain any untrue statement of a material fact or omit to state a material  fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.



       3.4    Undisclosed  Liabilities.   EAC has no liabilities of any  nature

except  to the extent reflected or reserved  against  in  its  balance  sheets,

whether  accrued,   absolute,   contingent  or  otherwise,  including,  without

limitation, tax liabilities and interest due or to become due.



       3.5     Interim Changes.   Since  December  31, 2005, there have been no

(i)  changes in financial condition, assets, liabilities  or  business  of  EAC

which,   in   the  aggregate,  have  been  materially  adverse;  (ii)  damages,

destruction or  losses  of  or  to property of EAC, payments of any dividend or other distribution in respect of  any  class  of stock of EAC, or any direct or indirect redemption, purchase or other acquisition  of  any  class  of any such stock;  or  (iii)  increases  paid or agreed to in the compensation, retirement benefits or other commitments to its employees.



       3.6     Title to Property.   EAC  has  good  and marketable title to all

properties and assets, real and personal, reflected in  its balance sheets, and the properties and assets of EAC are not subject to any mortgage,  pledge, lien or encumbrance, with respect to which no default exists.



       3.7   Litigation.   There is no litigation or proceeding pending,  or to

the knowledge of EAC, threatened, against or relating to EAC, its properties or business.  Further,  no  officer, director or person who may be deemed to be an

"affiliate" of EAC is party  to  any material legal proceeding which could have an adverse effect on EAC (financial  or  otherwise),  and  none is party to any action or proceeding wherein any has an interest adverse to EAC.



       3.8     Books and Records.  The books and records of  EAC have been, and are being, maintained in all material respects in accordance with United States generally  accepted  accounting principles and any other applicable  legal  and accounting requirements and reflect only actual transaction.



       3.9     Tax Returns.   EAC has duly filed all tax returns required to be

filed by it other than  tax  returns  (individually and in the aggregate) where the failure to file would have no material  adverse  effect  on the business or prospects of EAC. All such tax returns were, when filed, and to  the  knowledge of EAC are, accurate and complete in all material respects and were prepared in conformity  with  applicable laws and regulations. EAC has paid or will pay  in full or has adequately reserved against all taxes otherwise assessed against it through the Closing  Date.  EAC  is  not  a  party  to  any  pending  action or proceeding by any governmental authority for the assessment of any tax, and, to the knowledge of EAC, no claim for assessment or collection of any tax  related to  EAC has been asserted against EAC that has not been paid. There are no  tax liens  upon the assets of EAC. There is no valid basis, to EAC's knowledge, for any assessment,  deficiency,  notice,  30-day  letter  or  similar intention to assess any tax to be issued to EAC by any governmental authority.



       3.10    Confidentiality.  EAC's current directors and officers and their representatives will keep confidential any information which  they  obtain from

ABG, OT China (as hereinafter defined) and OT Samoa concerning their respective properties, assets and business.



       3.11   Corporate Authority.  EAC has full corporate power and  authority to  enter  into  this Agreement and to carry out its obligations hereunder  and will deliver to both  the  ABG Shareholder and the OT Samoa Shareholders at the

Closing a certified copy of  resolutions  of its Board of Directors authorizing execution of this Agreement by EAC's officers  and  performance thereunder, and that  the  directors  adopting  and delivering such resolutions  are  the  duly elected and incumbent directors of EAC.



       3.12     Due Authorization.  At closing, the execution of this Agreement and  performance  by EAC hereunder  will  have  been  duly  authorized  by  all requisite corporate  action  on  the  part  of  EAC,  and  this  Agreement will constitute a valid and binding obligation of EAC and performance hereunder will not violate any provision of the Articles of Incorporation or other  documents,

Bylaws,  agreements,  mortgages  or  other  commitments  of EAC, except as such

enforceability   may   be   limited   by   applicable  bankruptcy,  insolvency,

reorganization,  moratorium  and  other  laws of  general  application  now  or hereafter  in effect relating to or affecting  the  enforcement  of  creditors'

right generally  and  the  application  of  general equitable principles in any action, legal or equitable.



       3.13    Environmental Matters.  EAC has no knowledge of any assertion by any  governmental  agency or other regulatory authority  of  any  environmental lien, action or proceeding,  or  of  any  cause  for  any  such lien, action or proceeding  related to the business operations of EAC or its  predecessors.  In addition, to  the  best knowledge of EAC, there are no substances or conditions which may support a  claim or cause of action against EAC or any of its current or former officers, directors,  agents, employees or predecessors, whether by a governmental agency or body, private  party  or  individual,  under the Laws of

Delaware.



       3.14    Access to Information Regarding ABG.   EAC acknowledges  that it

has  been delivered copies of documentation containing all material information respecting ABG, its 60% owned subsidiary, Harbin OT Pharmaceutical Co., Ltd., a company  organized  under  the  laws of the People's Republic of China (the "OT

CHINA"),  and  ABG's present and contemplated  business  operations,  potential acquisitions, and  management;  that  it  has  had  a reasonable opportunity to review such documentation and discuss it, to the extent desired, with its legal counsel,  directors  and executive officers; that it has  had,  to  the  extent desired, the opportunity  to  ask  questions  of and receive responses from the directors  and executive officers of ABG, and with  the  legal  and  accounting firms of ABG,  with  respect  to  such  documentation;  and  that to the extent

requested,   all   questions  raised  have  been  answered  to  EAC's  complete satisfaction.



      3.15    Access  to  Information Regarding OT Samoa. EAC acknowledges that

it  has  been  delivered  copies   of  documentation  containing  all  material

information respecting OT Samoa and  OT  Samoa's  potential  acquisitions,  and

management;   that   it  has  had  a  reasonable  opportunity  to  review  such documentation and discuss  it,  to  the extent desired, with its legal counsel,

directors and executive officers; that  it  has had, to the extent desired, the opportunity to ask questions of and receive responses  from  the  directors and executive  officers  of  OT Samoa, and with the legal  firms of OT Samoa,  with respect to such documentation;  and that to the extent requested, all questions raised have been answered to EAC's complete satisfaction.



      3.16    Assets and Liabilities  of  EAC  at  Closing.   EAC shall have no

assets  and  no  liabilities  on the Closing Date. EAC has good and  marketable title to all of the assets and  properties  as  reflected  on  its  most recent balance sheet.



      3.17    Rule 144.  To the best knowledge of EAC, the shares of EAC issued in exchange for the ABG Share to the ABG Shareholder and in exchange for the OT

Shares  to  the  OT Shareholders shall be eligible for resale pursuant to  Rule

144,  without registration  under  the  Act,  after  satisfaction  by  the  ABG

Shareholder,  OT  Samoa  Shareholders  and EAC of the provisions established by

Rule 144, generally, and the Securities Exchange Act of 1934.



      3.18     Contracts and Other Commitments.   Except  as set forth in EAC's

public filings, EAC is not a party to any contracts or agreements.



      3.19     Compliance with Laws and Regulations. EAC has  complied  and  is

presently  complying,   in   all  material  respects,  with  all  laws,  rules,

regulations, orders and requirements  (federal,  state  and  local and foreign)

applicable to it in all jurisdictions where the business of EAC is conducted or to which EAC is subject.



     3.20      No  Omissions  or  Untrue  Statements.  To  the  best  of  EAC's

knowledge, no   representation or warranty made by EAC in this Agreement, or in any  certificate of EAC officer required to be delivered pursuant to the  terms of this  Agreement, contains or will contain any untrue statement of a material fact, or omits  or  will  omit  to  state a material fact necessary to make the statements contained herein or therein not misleading as of the date hereof and as of the Closing Date.



                                   SECTION 4



     REPRESENTATIONS, WARRANTIES AND COVENANTS OF ABG AND ABG SHAREHOLDER



      ABG and the ABG Shareholder represent  and warrant to, and covenant with,

EAC, OT Samoa and the OT Samoa Shareholders as follows:



      4.1     Corporate Status of ABG.  ABG is  a  corporation  duly organized,

validly existing and in good standing under the laws of British Virgin Islands,

and  is licensed or qualified as a foreign corporation in all jurisdictions  or foreign  countries  and  provinces in which the nature of ABG's business or the

character  or  ownership  of   ABG's   properties   makes   such  licensing  or

qualification necessary.



       4.2      Capitalization  of  ABG.  The authorized common  stock  of  ABG consists of 50,000 shares of common stock,  $1.00 par value per share, of which

1 share is issued and outstanding, and which are fully paid and non-assessable.

There  are no outstanding options, warrants or  calls  pursuant  to  which  any person has  the  right  to purchase any authorized and unissued common or other securities of ABG.



       4.3     Ownership  of  ABG. The ABG Shareholder owns the ABG Shares free and clear of any liens or encumbrances  of  any  type or nature whatsoever, and has  all right, power and authority to convey all issued  and  outstanding  ABG share,  free  and  clear  of  any  liens  or encumbrances of any type of nature whatsoever.



       4.4     Corporate Status of OT China    OT  China  is  an  Equity  Joint

Venture  Enterprise duly organized, validly existing and in good standing under the laws of  the  People's Republic of China, and is licensed or qualified as a foreign corporation in all states of the United States or foreign countries and provinces in which  the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary.



       4.5    Ownership  of  OT  China.  ABG owns 60% of equity interests of OT

China  free and clear of any liens  or  encumbrances  of  any  type  or  nature whatsoever,  and  has  full  right,  power and authority to convey the OT China ownership that it owns without qualification.



       4.6   Capitalization of OT China.   The  paid-in  capital of OT China is

RMB30,000,000 (US$3,712,871), which is fully paid and non-assessable. There are no outstanding options, warrants or calls pursuant to which  any person has the right to purchase any authorized and unissued common or other  equities  of  OT

China.



       4.7     Financial  Statements.   The  financial statements of ABG, which

includes the financial statements of OT China,  furnished to EAC, consisting of an  audited  compiled balance sheet and income statement  for  the  year  ended

December 31, 2005, and incorporated herein by reference, are correct and fairly present the combined  financial condition of ABG and OT China as of these dates and for the periods involved;  such statements were prepared in accordance with

US  generally  accepted accounting  principles  consistently  applied,  and  no material change  has occurred in the matters disclosed therein. These financial statements do not  contain  any  untrue statement of a material fact or omit to state a material fact necessary in  order to make the statements made, in light of the circumstances under which they were made, not misleading.



       4.8    Undisclosed Liabilities  of ABG.  ABG has no material liabilities of any nature except to the extent reflected or reserved against in its balance sheet, whether accrued, absolute, contingent  or  otherwise, including, without limitation, tax liabilities and interest due or to become due.



       4.9    Undisclosed Liabilities of OT China.   OT  China  has no material

liabilities of any nature except to the extent reflected or reserved against in

its   balance  sheet,  whether  accrued,  absolute,  contingent  or  otherwise,

including,  without  limitation,  tax liabilities and interest due or to become due.



       4.10    Interim Changes of ABG.  Since December 31,2005, there have been no (i) changes in the financial condition,  assets,  liabilities or business of

ABG,  which  in  the  aggregate,  have been materially adverse;  (ii)  damages,

destruction or loss of or to the property  of  ABG,  payment of any dividend or other distribution in respect of the capital stock of  ABG,  or  any  direct or indirect redemption, purchase or other acquisition of any such stock; or  (iii)

increases  paid  or agreed to in the compensation, retirement benefits or other commitments to their employees.



       4.11   Interim Changes of OT China.  Since December 31, 2005, there have been no (i) changes in the financial condition, assets, liabilities or business of OT China, which  in  the  aggregate,  have  been  materially  adverse;  (ii)

damages,  destruction or loss of or to the property of OT China, payment of any dividend or  other distribution in respect of the capital stock of OT China, or any direct or  indirect  redemption,  purchase or other acquisition of any such stock; or (iii) increases paid or agreed  to  in  the  compensation, retirement benefits or other commitments to their employees.



       4.12   Title to Property of ABG.  ABG has good and  marketable  title to all  properties  and  assets,  real  and  personal,  proprietary  or otherwise,

reflected in the ABG balance sheet.



       4.13   Title to Property of OT China.  OT China has good and  marketable title  to  all  properties  and  assets,  real  and  personal,  proprietary  or otherwise, reflected in its balance sheet.



       4.14   Litigation of ABG.  There is no litigation or proceeding pending,

or  to  the  knowledge  of  ABG,  threatened, against or relating to ABG or its properties or business.  Further, no  officer,  director  or  person who may be deemed  to  be  an  affiliate of ABG is party to any material legal  proceeding which could have an adverse effect on ABG (financial or otherwise), and none is party to any action or proceeding wherein any has an interest adverse to ABG.



       4.15   Litigation  of  OT  China.   There is no litigation or proceeding

pending, or to the knowledge of OT China, threatened, against or relating to OT

China or its properties or business.  Further,  no  officer, director or person who may be deemed to be an affiliate of OT China is party to any material legal proceeding  which  could  have  an  adverse  effect on OT China  (financial  or otherwise), and none is party to any action or  proceeding  wherein  any has an interest adverse to OT China.



       4.16    Books  and  Records  of ABG.   ABG has (i) given to EAC and  its

representatives full access to all of  ABG  and  OT  China's   offices,  books,

records,  contracts  and  other  corporate documents and properties so that EAC could inspect and audit them; and  (ii)  furnished  such information concerning the properties and affairs of ABG as EAC has requested.



       4.17   Tax Returns of OT China.  OT China has  filed all income or other tax returns required to be filed in China or has received  currently  effective extensions of the required filing dates.



       4.18     Investment   Intent.  The  ABG  Shareholder  is  acquiring  the

securities  to be exchanged and  delivered  to  it  under  this  Agreement  for investment and  not with a view to the sale or distribution thereof, and it has no commitment or  present intention to sell or distribute the EAC securities to be received hereunder.



       4.19   Corporate  Authority  of  ABG.   ABG has full corporate power and

authority  to  enter  into this Agreement and to carry  out  their  obligations hereunder  and will deliver  to  EAC  or  its  representative  at  the  Closing certified copies  of  resolutions  of  ABG's  Board  of  Directors  authorizing execution of this Agreement by its officers and performance thereunder.



       4.20    Due  Authorization.  Execution of this Agreement and performance by ABG hereunder has  been duly authorized by all requisite corporate action on the part of ABG, and this  Agreement constitutes a valid and binding obligation of ABG and performance hereunder will not violate any provision of the Articles of Association or other Charter  documents,  Bylaws,  agreements,  mortgages or other  commitments  of  ABG,  except  as such enforceability may be limited  by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application now or hereafter in  effect  relating  to  or affecting the enforcement  of  creditors'  rights  generally  and the application of  general equitable principles in any action, legal or equitable.



       4.21   Environmental Matters.  ABG and OT China have no knowledge of any assertion  by  any  governmental agency or other regulatory  authority  of  any environmental lien, action  or  proceeding,  or of any cause for any such lien,

action  or  proceeding  related  to  the  business operations  of  ABG  or  its predecessors. In addition, to the best knowledge of ABG and OT China, there are no  substances or conditions which may support  a  claim  or  cause  of  action against  ABG  and OT China or any of its current or former officers, directors,

agents, employees  or  predecessors,  whether by a governmental agency or body,

private party or individual, under the current Chinese laws.



       4.22   Access to Information Regarding EAC.  ABG and the ABG Shareholder

acknowledge that they have been delivered  copies  of what has been represented to be documentation containing all material information  respecting EAC and its

present   and   contemplated   business   operations,  potential  acquisitions,

management and other factors, by delivery to  them  and/or  by  access  to such information in the EDGAR Archives of the Securities and Exchange Commission  at

www.sec.gov;  that  they  have  had  a  reasonable  opportunity  to review such documentation  and  to  discuss  it,  to  the extent desired, with their  legal counsel, directors and executive officers;  that  they  have had, to the extent desired,  the opportunity to ask questions of and receive  responses  from  the directors and  executive  officers  of  EAC,  and with the legal and accounting firms  of  EAC, with respect to such documentation;  and  that  to  the  extent

requested,  all   questions   raised  have  been  answered  to  their  complete

satisfaction.



      1.1    Residency  of ABG Shareholder.  The  ABG  Shareholder  is  a  non-

             resident of the

United States.



                                   SECTION 5

REPRESENTATIONS, WARRANTIES AND COVENANTS OF OT SAMOA AND OT SAMOA SHAREHOLDERS



       OT Samoa and the OT  Shareholders represent and warrant to, and covenant with, EAC, ABG and the ABG Shareholder as follows:



       5.1   Ownership of OT  Samoa.   The  OT  Shareholders  own  the OT Samoa

Shares  free  and  clear  of  any  liens  or encumbrances of any type or nature whatsoever, and have full right, power and  authority  to  convey  the OT Samoa

Shares that are settled by them without qualification.



       5.2    Corporate  Status  of  OT  Samoa. OT Samoa is a corporation  duly organized, validly existing and in good standing  under  the laws of Samoa, and is  licensed  or  qualified  as  a foreign corporation in all jurisdictions  or foreign countries and provinces in  which  the nature of OT Samoa's business or the character or ownership of OT Samoa's properties  makes  such  licensing  or qualification necessary.



       5.3    Capitalization  of  OT Samoa.  The authorized capital stock of OT

Samoa consists of 100,000,000 shares  of  common  stock,  $0.01  par  value per share,  of  which  20,000,000 shares are issued and outstanding, and which  are fully paid and non-assessable.  There  are  no outstanding options, warrants or calls pursuant to which any person has the right to purchase any authorized and unissued common or other securities of OT Samoa.



       5.4    Financial  Statements.   The financial  statements  of  OT  Samoa

furnished to EAC, consisting of an unaudited  compiled balance sheet and income statement  for  the year ended December 31, 2005  and  incorporated  herein  by reference, are correct  and  fairly present the financial condition of OT Samoa as of these dates and for the  periods  involved; such statements were prepared in  accordance with US generally accepted  accounting  principles  consistently applied,  and no material change has occurred in the matters disclosed therein.

These financial  statements  do  not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.



       5.5   Undisclosed Liabilities  of  OT  Samoa.   OT Samoa has no material

liabilities of any nature except to the extent reflected or reserved against in

its  balance  sheet,  whether  accrued,  absolute,  contingent   or  otherwise,

including,  without limitation, tax liabilities and interest due or  to  become due.



       5.6    Interim  Changes of OT Samoa.  Since December 31,2005, there have been no (i) changes in the financial condition, assets, liabilities or business of  OT  Samoa, which in the  aggregate,  have  been  materially  adverse;  (ii)

damages,  destruction  or  loss  of  or  to the property of ABG, payment of any dividend or other distribution in respect  of the capital stock of OT SAMOA, or any direct or indirect redemption, purchase  or  other  acquisition of any such stock;  or  (iii)  increases paid or agreed to in the compensation,  retirement benefits or other commitments to their employees.



       5.7   Title to  Property  of OT Samoa.  OT Samoa has good and marketable title  to  all  properties  and  assets,  real  and  personal,  proprietary  or otherwise, reflected in the OT Samoa balance sheet.



       5.8   Litigation of OT Samoa.   There  is  no  litigation  or proceeding

pending, or to the knowledge of OT Samoa, threatened, against or relating to OT

Samoa or its properties or business.  Further, no officer, director  or  person who may be deemed to be an affiliate of OT Samoa is party to any material legal proceeding  which  could  have  an  adverse  effect  on  OT Samoa (financial or otherwise), and none is party to any action or proceeding  wherein  any  has an interest adverse to OT Samoa.



       5.9     Books  and  Records of OT Samoa.   OT Samoa has (i) given to EAC

and its representatives full  access  to  all  of  its offices, books, records,

contracts  and  other  corporate documents and properties  so  that  EAC  could inspect and audit them;  and  (ii)  furnished  such  information concerning the properties and affairs of OT Samoa as EAC has requested.



       5.10   Investment Intent. The OT Samoa Shareholders  are  acquiring  the securities  to  be  exchanged  and  delivered  to them under this Agreement for investment and not with a view to the sale or distribution  thereof,  and  they have  no  commitment  or  present  intention  to  sell  or  distribute  the EAC securities to be received hereunder.



       5.11    Corporate  Authority  of  OT Samoa.  OT Samoa has full corporate power  and  authority  to enter into this Agreement  and  to  carry  out  their obligations hereunder and  will  deliver  to  EAC  or its representative at the

Closing  certified  copies  of  resolutions of OT Samoa's  Board  of  Directors authorizing  execution  of  this Agreement  by  its  officers  and  performance thereunder.



       5.12   Due Authorization.   Execution  of this Agreement and performance

by  OT  Samoa hereunder has been duly authorized  by  all  requisite  corporate action on  the  part  of  OT  Samoa, and this Agreement constitutes a valid and binding obligation of OT Samoa  and  the  OT Samoa Shareholders and performance hereunder will not violate any provision of  the  Articles  of  Association  or other  Charter documents, Bylaws, agreements, mortgages or other commitments of

OT  Samoa,   except  as  such  enforceability  may  be  limited  by  applicable bankruptcy, insolvency,  reorganization,  moratorium  and other laws of general application now or hereafter in effect relating to or affecting the enforcement of  creditors'  rights  generally  and  the  application  of general  equitable principles in any action, legal or equitable.



       5.13    Environmental  Matters.   OT  Samoa  has  no  knowledge  of  any

assertion  by  any  governmental  agency or other regulatory authority  of  any environmental lien, action or proceeding,  or  of  any cause for any such lien,

action or proceeding related to the business operations  of  OT  Samoa  or  its predecessors.  In  addition,  to  the  best knowledge of OT Samoa, there are no substances or conditions which may support  a  claim or cause of action against

OT Samoa or any of its current or former officers, directors, agents, employees or predecessors, whether by a governmental agency  or  body,  private  party or individual, under the current Samoa laws.



       5.14    Access to Information Regarding EAC.  OT Samoa and the OT  Samoa

Shareholders acknowledge  that they have been delivered copies of what has been represented to be documentation  containing all material information respecting

EAC   and  its  present  and  contemplated   business   operations,   potential

acquisitions,  management  and  other  factors,  by  delivery to them and/or by access to such information in the EDGAR Archives of the Securities and Exchange

Commission  at  www.sec.gov;  that  they have had a reasonable  opportunity  to review such documentation and to discuss  it, to the extent desired, with their legal counsel, directors and executive officers;  that  they  have  had, to the extent desired, the opportunity to ask questions of and receive responses  from the  directors and executive officers of EAC, and with the legal and accounting firms  of  EAC,  with  respect  to  such  documentation; and that to the extent

requested,  all  questions  raised  have  been  answered   to   their  complete

satisfaction.



       5.15    Residency  of  OT  Samoa  Shareholders.  Each  of  the OT  Samoa

Shareholders is a non-resident of the United States.



                                   SECTION 6



            CONDITIONS PRECEDENT TO OBLIGATIONS OF ABG AND OT SAMOA



       All obligations of ABG and OT Samoa under this Agreement are subject, at their  option,  to  the fulfillment, before or at the Closing, of each  of  the following conditions:



       6.1     Representations   and   Warranties   True   at   Closing.    The

representations  and  warranties  of  EAC  contained in this Agreement shall be deemed to have been made again at and as of  the Closing and shall then be true in all material respects and shall survive the Closing.



       6.2   Due Performance.   EAC shall have  performed and complied with all

of  the  terms and conditions required by this Agreement  to  be  performed  or complied with by it before the Closing.



       6.3     Officers'  Certificate.   ABG  and  OT  Samoa  shall  have  been

furnished  with a certificate signed by the President of EAC, in such capacity,

attached hereto  as  EXHIBIT "B" and incorporated herein by reference, dated as of the date hereof, and  updated as necessary as of the Closing, certifying (i)

that all representations and  warranties  of  EAC contained herein are true and correct; and (ii) that since the date of the financial  statements as described in Section 3.3, 3.4, 3.6, and 3.7 of this Agreement, there has been no material adverse change in the financial condition, business or properties of EAC, taken as a whole.



       6.4    Assets and Liabilities of EAC.  EAC shall have  no  assets and no liabilities  at  Closing,  and  all  costs,  expenses and fees incident to  the

Agreement shall have been paid.



       6.5   Documents. All documents and instruments  required hereunder to be delivered  by  EAC  at  the  Closing shall be delivered in form  and  substance reasonably  satisfactory  to ABG,  ABG  Shareholder,  OT  Samoa  and  OT  Samoa

Shareholders and their counsel.



       6.6    Litigation. No  litigation  seeking  to  enjoin  the transactions contemplated by this Agreement or to obtain damages on account hereof  shall be pending or threatened.



       6.7     Material  Adverse Change.  Except for operations in the ordinary course of business, no material  adverse  change shall have occurred subsequent to December 31,2005 in the financial position,  results  of operations, assets,

or liabilities of EAC, nor shall any event or circumstance  have occurred which would result in a material adverse change in the financial position, results of operations, assets, or liabilities of EAC.



       6.8    Approval Board of Directors.  The board of directors of EAC shall have approved this Agreement and the transactions contemplated hereby.



       6.9     Satisfaction  with Due Diligence.  ABG and OT Samoa  shall  have been satisfied with its due diligence review of EAC, its subsidiaries and their operations.



       6.10   Resignations of Present Executive Officers and Designation of New

Directors and Executive Officers.   On  the  Closing Date, the present director

and executive officers of EAC shall resign and  the following individuals shall be  appointed  the  director  and  executive officers  of  EAC:  Xueliang  Qiu,

Director/Chairman  of the Board/President/Chief  Executive  Officer,  Lei  Zhu,

Director/ Chief Operation  Officer,  and  Feng  Yang,  Director/Chief Financial

Officer.



       6.11     Regulatory  Compliance.  EAC shall have received  any  and  all regulatory  approvals  and  consents  required  to  complete  the  transactions contemplated hereby.



                                   SECTION 7



                  CONDITIONS PRECEDENT TO OBLIGATIONS OF EAC



       In addition to the filing  of the Current Report, all obligations of EAC under this Agreement are subject, at  EAC's  option, to the fulfillment, before or at the Closing, of each of the following conditions:



       7.1      Representations   and   Warranties  True   at   Closing.    The

representations and warranties of ABG, the ABG Shareholder, OT Samoa and the OT

Samoa Shareholders contained in this Agreement  shall  be  deemed  to have been made  again  at  and  as  of the Closing and shall then be true in all material respects and shall survive the Closing.



       7.2      Due Performance.   ABG  and  OT  Samoa shall have performed and

complied with all of the terms and conditions required  by this Agreement to be performed or complied with by them before the Closing.



       7.3      Officers' Certificate of ABG.  EAC shall  have  been  furnished with  a certificate signed by the President of ABG , in such capacity, attached hereto  as  EXHIBIT  "C"  and incorporated herein by reference, dated as of the date hereof, and updated as  necessary  as  of the Closing, certifying (i) that all representations and warranties of ABG and  ABG Shareholder contained herein are true and correct; and (ii) that all representations  and  warranties of ABG and  ABG Shareholder contained herein are true and correct; and  (*)that  since the date of the financial statements, there has been no material adverse change in the financial condition, business or properties of ABG, taken as a whole.



       7.4      Officers'  Certificate  of  OT  Samoa.   EAC  shall  have  been

furnished  with  a  certificate  signed  by the President of OT Samoa , in such capacity, attached hereto as EXHIBIT "D" and  incorporated herein by reference,

dated  as  of  the date hereof, and updated as necessary  as  of  the  Closing,

certifying (i) that all representations and warranties of OT Samoa and OT Samoa

Shareholders contained  herein  are  true  and correct; and (ii) that since the date of the financial statements, there has  been no material adverse change in the financial condition, business or properties of OT Samoa, taken as a whole.



                                   SECTION 8



                              GENERAL PROVISIONS



       8.1       Further Assurances.  At any time, and from time to time, after the Closing, the parties will execute such additional instruments and take such action as may be reasonably requested by the other  party to confirm or perfect title  to  any property transferred hereunder or otherwise  to  carry  out  the intent and purposes of this Agreement.



       8.2         Waiver.    Any  failure  on  the part of any party hereto to

comply with any its or their obligations, agreements  or  conditions  hereunder may only be waived in writing by the party to whom such compliance is owed.



       8.3          Brokers.   Each  party  represents  to  the  other  parties

hereunder that there  are no brokers or finders are retained in connection with this Agreement, each party  agrees  to  indemnify  and  hold harmless the other parties against any fee, loss or expense arising out of claims  by  brokers  or finders employed or alleged to have been employed by he/she/it.



       8.4          Notices.   All  notices  and other communications hereunder

shall be in writing and shall be deemed to have  been  given  if  delivered  in person  or  sent  by  prepaid  first-class registered or certified mail, return receipt requested, as follows:



        If to EAC's Management Prior to Closing:



        Hui Wang

        2-103/105 World Trade Mission

        No.16B Dongsanhuanzhong Road,

        Chaoyang District

        Beijing, China 100022



        If to ABG or ABG Shareholder:



        Charles Law

        King and Wood LLP

        39365 Paseo Padre Parkway, #2100

        Fremont, CA 94538

        510-353-1888

        510-226-5913 fax



        If to OT Samoa or OT Samoa Shareholders:



        Charles Law

        King and Wood LLP

        39365 Paseo Padre Parkway, #2100

        Fremont, CA 94538

        510-353-1888

        510-226-5913 fax



       8.5      Entire  Agreement.    This  Agreement  constitutes  the  entire

agreement between the parties and supersedes  and  cancels any other agreement,

representation or communication, whether oral or written,  between  the parties hereto  relating to the transactions contemplated herein or the subject  matter hereof.



       8.6     Headings.  The section and subsection headings in this Agreement are inserted  for  convenience only and shall not affect in any way the meaning or interpretation of this Agreement.



       8.7    Governing Law.  This Agreement shall be governed by and construed and enforced in accordance  with the laws of the State of Delaware. Any actions permitted hereunder shall be brought in the State of Delaware.



       8.8      Assignment.   This Agreement shall inure to the benefit of, and

be binding upon, the parties hereto and their successors and assigns.



       8.9      Counterparts.    This  Agreement may be executed simultaneously

in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



       8.10     Default.  In the event of any default hereunder, the prevailing party  in  any  action to enforce the terms  and  provisions  hereof  shall  be entitled to recover reasonable attorney's fees and related costs.



       8.11   Expenses.  Each party shall each pay its own expenses incident to the negotiation, preparation,  and  carrying  out  of this Agreement, including legal and accounting and audit fees.  EAC's expenses shall be paid prior to the

Closing.



       IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of

Reorganization effective the latest date hereof.







ECHELON ACQUISITION CORP.









___/s/__ Hui Wang ____________________

By , Hui Wang, President

Date: May 8,2006



ASIA BIOTECHNOLOGY GROUP INC.









___/s/__ Yingjie Fu ____________________

By Yingjie Fu Director

Date: May 8,2006



FAR GRAND INVESTMENTS LIMITED







____/s/___ Wensheng Wang __________________



By Wensheng Wang  Director

Date: May 8,2006

HARBIN OT PHARMACEUTICAL CO., LTD. ( OT Samoa)







__/s/____ Lei Zhu __________________

By Lei Zhu Director

Date: May 8,2006



OT SAMOA SHAREHOLDERS







___/s/_______Chen RuFa___Representative__

By Representative of OT Samoa Shareholders

Date: May 8,2006

EXHIBIT A



LIST OF THE OT SAMOA SHAREHOLDERS, OT SAMOA SHARES, AND EXCHANGED EAC SHARES



OT SAMOA SHAREHOLDERS OT SAMOA   EXCHANGED  EAC SHARES
                       SHARES
TOTAL                 20,000,000 23,296,000
ZHANG   ZHAO          1777810    2070793
CHEN   YUZHUO         40000      46592
LI      YONGXIA       10000      11648
REN    BAOYI          300000     349440
WANG  WENSHENG        100000     116480
GUO    YANMING        100000     116480
LIN     HAI           100000     116480
QIU     XUELI         100000     116480
LV      SHIYING       10000      11648
FU      DONGMEI       200000     232960
CHU  DONGCHANG        3000       3494
ZHENG  WANFU          3000       3494
JIANG   YING          1500       1747
WU      XIAOFEI       1500       1747
YAN     ZENGYOU       1500       1747
CHANG  XIAOXIA        1500       1747
JIANG   HUI           3300       3844
HE      AILIAN        6000       6989
ZHOU   LIXING         3000       3494
WANG  ZHENGANG        1500       1747
TANG   XIN            750        874
XING   JICHUN         3300       3844
JIN   ZHENGHUAN       6000       6989
GAO   SHIYUAN         3000       3494
WANG  GUOJIE          3000       3494
ZHANG  FEISHI         3000       3494
DONG   MAOSEN         2100       2446
WANG  CHUNMING        3000       3494
ZHANG  XIN            3000       3494
CUI    QINGXIANG      15000      17472
JI      TIEGANG       4500       5242
JIANG  ZHURONG        3000       3494
LIU     LIQIN         1500       1747
YUAN  ZHIGANG         3000       3494
SONG   YIJING         20000      23296
BO     JINFENG        10000      11648
LIU    GUIYING        1500       1747
MENG  WEI             3000       3494
SHI    KAI            10500      12230
FENG  QIZHI           100000     116480
PANG  HONGRU          18000      20966
ZHANG MINGFENG        24000      27955
CAO    JUMEI          18000      20966
MA     YUNHUI         30000      34944
OUYANG YUNSHOU        1500       1747
ZHANG  ZHIHUA         6000       6989
LV     JINGZHAO       2400       2796
ZHOU  WEICHENG        4500       5242
LI      JINCHANG      4500       5242
DONG  YANPING         6000       6989
AI      LIGUO         6000       6989
ZOU    DELI           18000      20966
LIANG  QIZHI          3000       3494
LI      WEI           3600       4193
SONG   JICHUN         1500       1747
WANG  QINGBIN         3000       3494
JIANG  BIAO           3000       3494
LI      YUHUA         1200       1398
YANG   LIHUA          1500       1747
MAN    YUHUA          1500       1747
JIANG  YUBIN          30000      34944
ZHANG  JIAWEI         3000       3494
MAN    YUZHEN         1500       1747
ZHANG  DONG           1800       2097
LIU    XIANFENG       6000       6989
DONG  LI              12000      13978
FU     WENYAN         3000       3494
FENG  YUJIE           3000       3494
CAI    YONGQIN        3000       3494
WANG  QIUPING         3000       3494
CAI    YONGBO         30000      34944
WANG  ZHONGBIN        1500       1747
WANG  QIUBO           6000       6989
YU     XIAOYIN        1500       1747
SUN   QINGCHENG       15000      17472
NIU    YUYING         3000       3494
ZHANG  HAIYAN         3000       3494
GUO    WENTAO         3000       3494
YU     CHUNHONG       6000       6989
QIN     YI            9000       10483
ZHANG  SHUSEN         3000       3494
ZHAO   YIMING         600        699
ZHAO  ZHENJIANG       1500       1747
LV     ZHONGQIU       12000      13978
ZHAN  SHUZHEN         3000       3494
YU     CHUNHUI        900        1048
ZHAO  HUANYUN         1500       1747
HU     CHUNHUI        9000       10483
WU     TIEJUN         900        1048
WO     JINYING        3000       3494
YANG  ZICHUN          1500       1747
SUN   SHUFEN          1500       1747
ZHANG  XIAOJIE        15000      17472
YU    ZHIPING         1500       1747
LI     QIN            3000       3494
LIU    YUXIA          6000       6989
LIU    YUHUA          9000       10483
LIU    GUOJIANG       24000      27955
SHAO  SHUJUAN         3000       3494
HAN   SHUANG          3000       3494
YUAN  CUILI           3000       3494
MA     SUQIN          3000       3494
HU     WEIBIN         3000       3494
HUANG QIJUN           1500       1747
YU     BIN            3000       3494
DANG  SUYUN           2100       2446
MAN   YUZHU           1500       1747
CHEN  ANLI            1500       1747
HU    BAOSHAN         1500       1747
WANG  GUOYUN          6000       6989
ZHANG YICHI           1500       1747
LI     YANG           1500       1747
XU     BIN            1500       1747
LI      LIQUN         1500       1747
SUN    JINGLAN        3000       3494
ZHANG FENGCHUN        6000       6989
TANG  XU              12000      13978
DONG  JUNDONG         1500       1747
QIN    SHIWEI         600        699
ZHU    XIUJIE         3000       3494
WANG  ZHAOXIA         1500       1747
YU     JIE            3000       3494
ZHAO  WEIFENG         27000      31450
LIU    LANLING        30000      34944
PANG  SHULAN          20000      23296
HUANG JING            10000      11648
LUO  GUIZHI           5000       5824
SHI   PING            10000      11648
CAO  YONGQIANG        10000      11648
WANG BINGJIE          10000      11648
YANG XINSHUANG        10000      11648
WANG ZHENGKAI         10000      11648
LUAN WEI              10000      11648
YU    LIQING          5000       5824
JIANG XIN             7500       8736
JIANG YONG            7500       8736
GUO  XIUZHU           2500       2912
ZHANG NING            2000       2330
JING  CHANG           10000      11648
WANG YONGJIANG        3000       3494
KONG LINGQUAN         3000       3494
GUO  YING             3000       3494
WEN  GUOCAI           1500       1747
ZHANG REN             3000       3494
WANG CHANGYI          7200       8387
LIU  GUOQIANG         1500       1747
MU  ZHIMIN            15000      17472
YAN  YONGHUA          15000      17472
HE   XU               3000       3494
LIN  GANG             3600       4193
QIAO XIUAN            3000       3494
MA   GUANGRUI         1500       1747
LU    SHUMIN          3000       3494
WANG GUIHUA           6000       6989
TANG JINZHUANG        3000       3494
ZHANG ZHIPENG         3000       3494
DU    JINGHONG        1200       1398
DU    JINGFEN         2250       2621
YANG JIANZHONG        600        699
SHEN  YANHUA          6000       6989
WANG  DEHUAN          3000       3494
YANG  MING            10500      12230
XIA    KEJUN          3000       3494
YU     GUOZHEN        3000       3494
YANG  GUOZHEN         6000       6989
LI     YANJUN         3000       3494
LIU    YUNYING        6000       6989
WANG  XUEQIN          600        699
LIANG  HAO            1500       1747
ZHANG  WENXUE         3000       3494
YUAN    HONGAN        600        699
YI       YONGBIN      3000       3494
JIN      LI           1500       1747
WANG   ZHILI          3000       3494
SUN     YINLI         1500       1747
WANG   HONGKAI        900        1048
WANG HONGGUANG        3000       3494
HU  SHUANGYIN         1200       1398
JIAO     HONGBO       3000       3494
PU      JIANPING      6000       6989
LIU     ZHIYING       6000       6989
QIAO   YONGKUAN       6000       6989
LANG   YAN            1500       1747
XIA   MAOZHUANG       3000       3494
CAI    YUNGENG        600        699
WU     KAI            6000       6989
ZHANG JUN             6000       6989
SUN    HONGMEI        1500       1747
ZHOU  YAKUN           3000       3494
WANG  QIULI           1500       1747
GUO    CHUNXIA        2100       2446
MENG  FANGUANG        6000       6989
YUAN  XIURONG         3000       3494
YAN    HUILING        3000       3494
ZHANG GUIZHI          900        1048
ZHANG  LIBO           3000       3494
SUN    HUIJUN         3000       3494
YI      FUGUI         1200       1398
LI      YANJUN        6000       6989
WANG  MANLING         900        1048
LI      YANMIN        900        1048
FENG  XIAO            16500      19219
TANG XIANCHENG        9000       10483
LI    AIHUA           5000       5824
WU   BAIJIE           3000       3494
WU   SHUHONG          3000       3494
WU   CHANGLAN         3300       3844
SI    GUOZHEN         5000       5824
WANG BO               1000       1165
SONG GUANGXIN         10000      11648
ZHANG JIANKUN         10000      11648
LIU    LIHUA          1500       1747
JIANG  WEI            600        699
ZHAO  HONGMEI         600        699
MA    ZHAOPING        3000       3494
SHEN  WEI             600        699
CHI    TIEZHONG       3000       3494
JING   LIYING         1500       1747
YIN    WEIYING        1500       1747
WANG  LIANJIA         1500       1747
WANG  YONGMING        1500       1747
ZHANG SUOHUA          3000       3494
LV     BAOLIN         3000       3494
PEI    XIAOYING       39000      45427
ZHAI   LIJUN          1500       1747
BAI    HUA            1500       1747
YAN   CHUNMEI         1500       1747
LUO    LI             6000       6989
ZHANG FENGWEI         6000       6989
YUE    BAIYAN         1500       1747
ZHANG  GUIJUN         1500       1747
DONG  ZENGTIAN        300        349
QIU    FENGYUN        10000      11648
CHENG  YAO            10000      11648
SHI    YUHUAN         10000      11648
JIAO   GUANGWEI       3000       3494
ZHU   CHUNDI          3000       3494
ZHANG YADAN           10000      11648
YIN    JIRONG         4000       4659
LIU    CUILIAN        2000       2330
ZHANG YEJIAN          3000       3494
HAN   DONGJUN         3600       4193
YANG  YUYING          12000      13978
LIU    YONGMEI        10000      11648
QU     HONGWEI        10000      11648
ZENG  XIANMIN         600        699
LI     JIA            2000       2330
WANG  XIAOFANG        1500       1747
PAN   LIJUN           50000      58240
LANG  SHULAN          3000       3494
ZHAO  ADAI            1500       1747
CHEN  YUANYUAN        8000       9318
YIN    FAN            10000      11648
ZHANG YANG            1500       1747
ZHANG YUHAI           1500       1747
WANG  XIUZHEN         3000       3494
FENG  YANHUA          1500       1747
LIU    YANQIU         1500       1747
WANG  HAOLIANG        1500       1747
AN     FAN            12000      13978
YAN   TIEHONG         3000       3494
GUO   WEIZHONG        600        699
CHEN  JIANFENG        3000       3494
ZHOU  DIANCAI         9000       10483
WANG  HANSHAN         10000      11648
LI     WENMAO         1200       1398
QIU    FENGQIN        16000      18637
CHENG ZHIHUA          3000       3494
WANG  XIAOXIA         600        699
XIAO   LIMIN          900        1048
ZHANG YONGJUN         1500       1747
WANG  XIUYAN          20000      23296
LI     JING           1200       1398
LI     LI             600        699
FU    XIUWEN          1500       1747
ZHANG JINGJING        3000       3494
ZHENG XIUZHEN         20000      23296
XIU    JIAN           1200       1398
DONG  NAIRU           300        349
DONG  NAIGUI          600        699
DONG  NAISEN          300        349
WEN CHANGSHENG        1500       1747
WEN   XIURU           1500       1747
LIU   ZUJIE           6000       6989
XU    XIAOYAN         300        349
WANG  WEI             6000       6989
MING  YANG            10000      11648
WANG  LILI            3000       3494
CHUAI XIUQIN          3000       3494
LI     MAOWEN         1800       2097
WANG  PING            3000       3494
CHEN  YUJIE           40000      46592
TAN    YUSEN          11000      12813
LI      XUAN          20000      23296
WANG MINGGUANG        30000      34944
CUI  CHENGMING        30000      34944
WANG  AIRONG          30000      34944
CAO   WEI             20000      23296
SUN  BIN              9000       10483
SUN  XIAOLAN          3000       3494
SUN  YING             3000       3494
YANG  JIE             6000       6989
WU   NAISHI           900        1048
ZHANG XIAOJU          3000       3494
SUN  ZUWU             1500       1747
MA   LIRU             10000      11648
XU   SHUWEN           1000       1165
LIU  YING             15000      17472
QU   SHIMING          9000       10483
YE   HONG             10000      11648
CHAI LINA             5000       5824
SUN  YING             4000       4659
GAO  SONGSHAN         20000      23296
FU   DONGSHENG        10000      11648
WEI  XINGANG          1000       1165
XU   YANLU            10000      11648
XU   LEI              15000      17472
HAO  QIAN             3000       3494
JIANG ZHUQIAN         9000       10483
FU    FENG            4500       5242
WANG SHIYING          10000      11648
ZHANG WEIJUN          10000      11648
YANG  LI              20000      23296
WANG  LIPENG          3000       3494
SHU   JIE             30000      34944
GUAN JIAOLIN          10000      11648
WANG SHIJIE           80000      93184
LI    XIAOBO          80000      93184
LI    ZHI             80000      93184
SONG  YAJUAN          80000      93184
BAI   YUJIE           80000      93184
LIU   XIUWEN          10000      11648
LIU   ZHENGRONG       2000       2330
WANG YIQIU            11500      13395
ZHONG JIGE            6000       6989
JIANG WEI             3000       3494
GUO    XUEMEI         1400000    1630720
ZHANG XINDONG         750        874
YU     RUI            1500       1747
LI      HUI           10000      11648
LIU   CHENGMING       2000       2330
LI   HEQING           20000      23296
YU  SHUKUN            10000      11648
LI   JIHUA            10000      11648
XU  SHAN              10000      11648
LIU  HEXIANG          5000       5824
QU   XIN              15000      17472
QU   YAZHUO           10000      11648
LIU   RONGBIN         30000      34944
ZHAO HUANXIONG        7000       8154
JIANG SHUMEI          3000       3494
CHI   LIHUA           3000       3494
ZHAO  KUAN            7000       8154
GUO   YULAN           5000       5824
REN   FENGQIN         10000      11648
YU    YING            5000       5824
SHAO  RUIXIA          10000      11648
ZHANG GUIFEN          5000       5824
LIU    SHAOHUA        10000      11648
WANG  XIUWEN          5000       5824
ZHUANG SHUXIAN        10000      11648
HAN   LI              5000       5824
LIAO  YAN             7000       8154
LI     GUIFEN         10000      11648
SUN   JINGLAN         10000      11648
ZHANG JING            20000      23296
XING  GUIMEI          22000      25626
YANG  JUNWEN          10000      11648
XING  QISHENG         20000      23296
HOU   YAN             10000      11648
LIU    SU             5000       5824
MA     YUEHUA         5000       5824
LI     ZHEN           10000      11648
GAO   JIANHONG        5000       5824
XIONG  JIAJI          5000       5824
XIONG  DEQIU          5000       5824
TAN    BIGU           5000       5824
JIA    WENHUAN        5000       5824
DUAN  WENQIN          20000      23296
LI      LI            5000       5824
TAO    PING           5000       5824
ZHANG SHUMING         23330      27175
YU     DEBO           10000      11648
LIU    YUXIU          10000      11648
ZHENG  HUAXIN         3330       3879
ZHOU   RUNJIAN        30000      34944
TENG  YANWEI          30000      34944
GUO   FENGHUA         125000     145600
CHEN  XI              90000      104832
ZHAO  XUEZHEN         5000       5824
WANG  GUIYING         4600       5358
TENG  JIE             16000      18637
PIAO  YINSHU          10000      11648
SONG  ZHAOLIAN        50000      58240
WO    JING            13500      15725
LAN  LI               5000       5824
YAN  SHUMEI           5000       5824
YOU  YUHUI            3330       3879
LIU  XINGZHENG        3330       3879
ZHANG CHUNGUO         18600      21665
YANG  CHUNJI          30000      34944
WANG  HAN             10000      11648
YANG  ZHINAN          66000      76877
XU     HONGZHI        8000       9318
WANG  XIUXIA          5000       5824
XU     JIN            20000      23296
LI     TIANYUAN       10000      11648
LI     ZHIFANG        6600       7688
LIU  CHUNMEI          5000       5824
SHAO  YINGSHI         9000       10483
QIAO  QINGXIA         5000       5824
WANG  WENJUN          4000       4659
SUN  LIHUA            4000       4659
JIN  YONGZHE          4000       4659
BAI  YUN              20000      23296
LI   CHENGXIE         10000      11648
JIN  XIUMEI           5000       5824
YOU  SHURONG          10000      11648
SUN  XIAORUI          10000      11648
GAO  LIWEI            10000      11648
GAO  PING             10000      11648
KONG  LINGQIN         10000      11648
LIU   CHANGHUI        10000      11648
JING  DEWEN           2000       2330
GONG  BING            3500       4077
ZHANG XIUHUA          8400       9784
GE     LI             7000       8154
MA   SHUFANG          10000      11648
SHI   LEI             13000      15142
JIANG YURONG          6000       6989
ZHAO  YISHENG         10000      11648
YIN   BINGJIE         10000      11648
LIU  HANLIANG         6000       6989
YIN  CHUANFENG        5000       5824
JIANG  JING           5000       5824
HAN  XIAOMING         20000      23296
YU   CAIXIA           20000      23296
GE   YANBIN           7000       8154
MA   LIPING           20000      23296
CAO QINGZHEN          8500       9901
SONG  PING            10000      11648
YAN  FENGMING         5000       5824
CHE  LANPING          5000       5824
JIANG  ZERONG         5000       5824
JIN   YING            5000       5824
LIU   MEIJUN          5000       5824
FANG GUIFENG          3000       3494
LIU  CHANGGUO         3000       3494
WANG ZHIGUANG         10000      11648
FAN  BO               10000      11648
LI    UJUN            10000      11648
HUANG XIANGYUE        5000       5824
WEN  SHUQI            5000       5824
XU    HUILAN          10000      11648
JIA    QINGBIN        3000       3494
GUAN  XIUFANG         2000       2330
ZOU   JINGWEN         30000      34944
YANG  LEI             2000       2330
GAO   MENG            7000       8154
MIU    DAN            7000       8154
XU     ZHI            10000      11648
LU     HONGYI         2500       2912
LI     SHUHUA         3000       3494
GAO   LIMING          2500       2912
ZHANG GUIYU           3330       3879
ZHAO  CHUNJING        5000       5824
ZHOU  LIANYUAN        10000      11648
HUANG YANG            3000       3494
LIU    DEXIN          1000       1165
HE     QINGFU         10000      11648
CHEN  YAN             5000       5824
LI     GUOQING        5000       5824
SUN   LIQIN           5000       5824
LV     JIANHUA        5000       5824
YIN    LANYUE         10000      11648
LIN    XI             5000       5824
ZHANG JING            10000      11648
LIU    TENGFEI        48000      55910
LIU    TENGYUE        28000      32614
FENG SHURONG          10000      11648
ZHAO GUIZHI           2000       2330
WANG CHUNXIANG        4000       4659
LV    NING            3000       3494
FENG XUEDONG          3000       3494
ZHANG YAN             3000       3494
SHAN  BINMEI          3000       3494
ZHOU  AIYING          10000      11648
ZHANG WEI             7830       9120
ZHANG WEI             2000       2330
GAO   SHUJIE          30400      35410
FU    HONG            18330      21351
CAI   SHUXIA          5330       6208
HAO   FENGXIA         10000      11648
HE     LIHUA          40000      46592
JIN    MEILIAN        10000      11648
LIU    SHUYUN         10000      11648
ZHENG XIUFANG         10000      11648
CHEN  YULAN           10000      11648
HE     MINGLI         10000      11648
GONG JIANBING         5000       5824
LIU   GUOMIN          3330       3879
LI     BAOZHEN        10000      11648
ZHANG JIEMIN          4000       4659
ZHAO  RENSHU          7000       8154
GU     YONGLU         3330       3879
CHENG MINGYAO         6830       7956
HUANG SHIXING         4000       4659
LI      YANYAN        4000       4659
LI      HUIXIN        11000      12813
HUANG  XIULI          3330       3879
LENG   YE             4000       4659
HUANG XIJIANG         3000       3494
HAN    QINGLI         5000       5824
WANG YINGLIAN         5000       5824
HAN  JIGAO            10000      11648
LU   CHUNHUA          4000       4659
LV   YANAN            4000       4659
LI    XIAOPING        5000       5824
FENG SHANGYU          10000      11648
WANG PENG             2000       2330
PIAO YINGAI           13000      15142
LIU  JUNYING          5800       6756
JIN  ZHEXIONG         10000      11648
ZHU  GUANGLU          10000      11648
ZHANGYANQIU           5100       5940
YANG XIUHUA           4000       4659
LI    YANHUA          5000       5824
JU    SUJIE           5000       5824
SHAO SHAN             2000       2330
NI    HAO             2000       2330
LIU   YUMEI           3000       3494
LIU CHANGQING         20000      23296
ZHAO LIFENG           3500       4077
LI    LEI             2000       2330
LI    YONG            5000       5824
WANG YINGJIE          5000       5824
JU    SUYING          2000       2330
JING HONGLIAN         1000       1165
CHENGUANGCHUN         2000       2330
ZHU JINGRONG          3500       4077
FAN LIMING            2000       2330
JIANG JINLIAN         2000       2330
XIA   GUILING         5000       5824
CHEN  JINGMING        20000      23296
LI     NING           3000       3494
LI     SHUYUN         2000       2330
SHI    DANLI          2000       2330
SHI  SAIYU            2000       2330
ZHENG SAIMIN          2000       2330
XIA   MINQIONG        2000       2330
DING  YI              4000       4659
ZHONG ZHENCHENG       5000       5824
YAN   JIANPING        1000       1165
ZHANG SHAOMING        2000       2330
GU     YOULI          2000       2330
ZHAO  YONG            3330       3879
MING ZHAOHUAN         10000      11648
LI    QING            2000       2330
GUO  JING             2000       2330
ZHANG YU              3000       3494
SHEN  WEIWEN          2000       2330
WEN    JING           1000       1165
KE     HAIPING        2000       2330
ZHANG RONGGUI         1000       1165
CHEN  CHU             2000       2330
YE     XINKANG        2000       2330
LIU    MEIJUN         11500      13395
ZHENG YILIN           1000       1165
WU     CUIRONG        1000       1165
SHI     ZHENYAN       2000       2330
NI      ZHENGLIN      2000       2330
YAN    XIAOJUN        9000       10483
YU     PING           2000       2330
FAN    HONGMING       10000      11648
YANG   JINMING        4000       4659
ZHANG  SHIYUN         2000       2330
WANG   XIN            4000       4659
XU      KENING        2000       2330
DAI     QIUQIN        2000       2330
WANG   XINTIAN        11000      12813
XIE    ZHAOSHUN       2000       2330
WU     YING           3000       3494
CHEN   XIAOYING       3000       3494
LIU     XIAOBO        2000       2330
LIU     ENFU          5000       5824
WANG   QIAOLING       6000       6989
ZU      LILI          6000       6989
HU      MUFAN         6000       6989
WANG   QINGLING       4000       4659
WANG   HUILING        9000       10483
TANG   MING           7000       8154
ZHU     LEI           4000       4659
XU      JING          2000       2330
HU      XIAOYAN       2000       2330
CHEN   YUJUAN         2000       2330
CAO     YU            2000       2330
ZHANG  LIPING         2000       2330
YANG   XUEZHONG       2000       2330
CAI     JIANPING      2000       2330
GAO    MINGYU         2000       2330
ZHAO   GUANGHAI       2000       2330
ZHANG  YONGKANG       7000       8154
LIU     CONGJUN       2000       2330
YUAN   XINYU          2000       2330
FENG   XIAOWEN        2000       2330
FANG   JIAQIANG       2000       2330
PU      YONGCHUN      4000       4659
ZHANG  FENG           3000       3494
GU      MIN           2000       2330
LI       YUANFU       2000       2330
WU      GUIZHEN       2000       2330
WU      QINGZHI       2000       2330
LI       GUOXI        2000       2330
QIU      DAOYUAN      2000       2330
LIU      BAODONG      2000       2330
XU       GUOTAI       4000       4659
HUANG   XIAOFEI       2000       2330
WANG    FEI           2000       2330
HUANG   YUFANG        2000       2330
LI       LI           2000       2330
WANG  WEIDONG         2000       2330
REN    TIANYOU        2000       2330
HU     HAILING        5000       5824
WEI    FENGLAN        2000       2330
ZHAO  XIANG           2000       2330
JIN    YUJUAN         2000       2330
YAN   GUIFANG         2000       2330
LIU    SUN            2000       2330
GU    ZHENGRONG       3000       3494
ZHANG LIHUA           2000       2330
LIN    JIANJUN        2000       2330
YU     LIQI           2000       2330
ZHANG LIANG           2000       2330
HUANG YI              4000       4659
WU     RUIJUAN        10000      11648
YE      ZAIMIN        5000       5824
ZHANG  TENGFEI        4000       4659
XU      SHISHENG      7000       8154
CHEN   ZONGLIN        10000      11648
CAI     LIPING        2000       2330
ZHANG  HULAN          2000       2330
ZHANG  GUANGYUN       3000       3494
LIN    TIANYIN        2000       2330
SONG  GANG            4000       4659
CHEN SHUANGPING       5000       5824
WANG  TIANGANG        2000       2330
XIE    WEIJUN         2000       2330
LIU    SHAOHUA        2000       2330
ZHU    XIUHUA         3000       3494
GAO    MINXIU         5000       5824
FAN    JICHUN         5000       5824
ZHAO   JING           2000       2330
SHEN   IANG           5000       5824
QU     CHEN           11000      12813
LU     JIANHUI        2000       2330
YU     CHENG          2000       2330
DONG CHENGCHENG       4000       4659
DU    YONGNING        2000       2330
WANG FENGJUN          2000       2330
XIA   JUN             10000      11648
GAO   HONG            2000       2330
MENG XIANTAO          2000       2330
XING  XIUZHEN         2000       2330
SONG  LILI            4000       4659
SONG  YUANYUAN        2000       2330
YU  HUIZHOU           4000       4659
REN  YUHUA            2000       2330
HU   JIALIN           2000       2330
LUO FUYI              3000       3494
ZHANGJINFENG          2000       2330
ZHOU  YALI            2000       2330
ZANG  LINYAN          2000       2330
LI     FENGLIN        2000       2330
SUN   RUIZE           2000       2330
LIU    YANQIN         2000       2330
ZHANG SHUMEI          2000       2330
ZHANG WENCHAO         2000       2330
SUN   PENGYUN         2000       2330
CHEN  YANHONG         3000       3494
YU    WEIHUA          4000       4659
XU    SHILIANG        10000      11648
LIN   LIMIN           5000       5824
CAO  YIFENG           2000       2330
LIU   AIFANG          2000       2330
CHEN WEI              2000       2330
XU   YING             4000       4659
YUAN HONG             5200       6057
FU   LIN              2000       2330
ZHANG JINSONG         10000      11648
LI   YANG             2000       2330
LI   LIHUA            16000      18637
JIN  DONGBIN          2000       2330
CAI  LIHUA            2000       2330
HUANG GUOPING         2000       2330
LIU  BO               2000       2330
HU  LIPING            2000       2330
CUI  JIANJUN          2000       2330
WANG PINGJI           2000       2330
ZHAN YANHUA           2000       2330
ZHANG FUTIAN          3000       3494
LIN  WEI              3000       3494
HUANG YONGDING        8000       9318
BAI  YUQING           4000       4659
LIU  MIN              2000       2330
ZHU  QIAOYING         2000       2330
WU   JIAFENG          7000       8154
CAO  SHIRONG          2000       2330
YANG JINPING          2000       2330
GUO CUIFENG           2000       2330
SONG CONGCONG         2000       2330
LIU   ZHONGTIAN       4000       4659
KONG LINGYAN          2000       2330
DAI  HONGTAO          1000       1165
GAO  ZHANCHUN         1000       1165
ZHANG  AIXIN          2000       2330
KONG  LINGWU          2000       2330
SHENG ZIQIN           1000       1165
XIANG MINGYUE         1000       1165
SUN   WEI             2000       2330
WU    CHENGLIN        2000       2330
GAO   XIANCAI         1000       1165
ZHANG GUOXIANG        2000       2330
XIANG  LIANG          2000       2330
WANG  JIAN            2000       2330
ZHANG SHOUHAI         2000       2330
XIE    XIAOJUN        2000       2330
LIU    JIAN           2000       2330
XU     BINGGUI        4000       4659
ZHAO HONGFANG         4000       4659
LIU   JIANHE          2000       2330
KUANG XIUYAN          2000       2330
WU    CHANGMING       3000       3494
MA    JIANMEI         2000       2330
JIAO  BO              2000       2330
DONG FENG             2000       2330
JIANG RUIYIN          2000       2330
FU   HUI              2000       2330
TIAN CHANGBO          2000       2330
YANG HONGWEI          2000       2330
LI    ZHAOXIN         3000       3494
ZHANG ZHAO            4000       4659
ZHANG JUN             2000       2330
YUE   JIANSHENG       3000       3494
YANG  PING            2000       2330
CHEN BO               2000       2330
LU    ZHENWEI         2000       2330
GAO  CHENGUANG        2000       2330
LU    JINGXIA         2000       2330
CHEN JIANYUN          3000       3494
GE   JIAQING          2000       2330
WANG FENGYUAN         2000       2330
YIN  XUDONG           2000       2330
LIU  GUIPING          2000       2330
LI    JIE             3000       3494
MAO  JIANFANG         2000       2330
SUN  JIE              3000       3494
CHEN SUPING           2000       2330
GU   YI               2000       2330
LV   DAOMING          2000       2330
YANG JIE              2000       2330
HAN WANG              2000       2330
CAI ZHENGHONG         3000       3494
CAI  FAYING           2000       2330
YAN  SHULONG          2000       2330
WANG CHUNYING         2000       2330
LIU  ZHENYU           3000       3494
XIE  FENGZU           9000       10483
WANG DECHEN           10500      12230
TANG FENG             2000       2330
ZHU  XINGUO           2000       2330
ZHOU XIAOLING         2000       2330
ZHU    JUN            2000       2330
XIE    PING           5000       5824
ZHOU  QIUFANG         16660      19406
LI     XIUHUA         2000       2330
WANG PING             2000       2330
QIN  SHUGUANG         5000       5824
WANG ZHEN             3000       3494
GE    XIA             2000       2330
WANG XUEMEI           3000       3494
DING JUAN             2000       2330
XIAO JIETING          1000       1165
LIU  QINGDUO          1000       1165
LIU  QINGCHUN         1000       1165
YAO  JINXIAN          4000       4659
TONG YIDONG           10000      11648
YING BOQIN            2000       2330
BAI  QIU              10000      11648
YU   JIALIN           10000      11648
YIN  LIANG            2000       2330
WANG BIN              2000       2330
WANG LEI              2000       2330
LIU  MINGHUA          4000       4659
GAO  JIXU             3000       3494
SHI  HAITAO           2000       2330
SONG ZHENYU           2000       2330
YU   QINGHUA          2000       2330
SUN  JUNJIE           4000       4659
WANG  YUZHEN          2000       2330
LI    YUBO            3000       3494
MA    JIE             7000       8154
MA    XIANYUN         5000       5824
SUN   SHAOJIE         3000       3494
WANG  GUANSHAN        2000       2330
HU   JUN              2000       2330
ZHANG  RUNXI          2000       2330
ZHANG  LISHUN         3000       3494
MAO   PINJIAO         3000       3494
LI     HUA            10000      11648
WANG  SHUGE           5200       6057
XU     YEPING         4000       4659
TANG   JIAFAN         2000       2330
SUN    WEICHUN        7000       8154
ZHANG  SHUGEN         5000       5824
WANG  CHUNYAN         2000       2330
ZHAO  FUYUN           10000      11648
TONG  AMIN            8000       9318
LI     BAODONG        10000      11648
HAN  FUTONG           2000       2330
JU    JINGCAI         2000       2330
WANG ZHIJUN           3000       3494
LI    YUNJIE          1000       1165
CHENG JUNYI           5000       5824
CHEN  HONGFENG        30000      34944
LONG  XU              4000       4659
KONG  XIANZHEN        1000       1165
XU     SHUJUAN        1000       1165
DU     JIANJUN        4000       4659
WANG  MIN             2000       2330
SONG  LIMING          3000       3494
YUAN  YINGHUA         3000       3494
ZHAO  JIDI            10000      11648
YAO  TINGJIANG        30000      34944
LIU    JINJUN         5000       5824
LANG  YINGWEI         2000       2330
YE     CHUNMEI        30000      34944
XIANG SHENGRONG       2000       2330
HU    ZHENGUO         2000       2330
YIN  GUOSHEN          2000       2330
HUANG MINGGUANG       1000       1165
MIAO  JIANPING        1500       1747
HOU   XIAODONG        1000       1165
CHEN  YUNCHENG        1000       1165
LIANG JIERU           4000       4659
SUN   JIYU            3000       3494
LIN   XIA             10000      11648
PAN   YUHUA           10000      11648
WANG DIANJIE          1660       1934
JIANG YUQIN           3330       3879
LI    GUIXIANG        1330       1549
ZHANG SHOUQIN         3000       3494
WANG SHUQIN           6000       6989
LIU   MINGFEN         2000       2330
LIU   SHUWEN          3330       3879
ZHANG LIJUN           1660       1934
ZHANG CAI             1700       1980
WANG    RU            2000       2330
SONG   QUQING         2000       2330
SHAN   YIGUO          2000       2330
HAO    QIAO           2000       2330
SUI    YUEMEI         2000       2330
ZHANG  JIAN           3000       3494
WANG   LINGXIU        2000       2330
ZHAO   GUOYING        2000       2330
LIU    CHUNFANG       2000       2330
SUN    XUEHAI         3000       3494
GU     YUEMING        4000       4659
MA     CHUNHAI        4000       4659
WANG   XIAOPING       2000       2330
CHEN   JUN            2000       2330
ZHONG  PING           3000       3494
WANG JIANQIANG        2000       2330
CUI  SHUYANG          3000       3494
HAO  LINGYAN          2000       2330
BAO  AILING           6000       6989
LI    XIANGDONG       1000       1165
LIU   XIANGYING       5000       5824
DING  LINQING         3000       3494
YANG  QIUPING         10000      11648
CHOU  BAOQING         5000       5824
ZHANG JIFAN           5000       5824
LIU    DONGXUE        5000       5824
LIU    XIAODONG       10000      11648
ZHAN  LI              3000       3494
LIU    JIE            2000       2330
JIANG FENGZHI         3500       4077
YU    JIANGPING       10000      11648
ZHANG NAN             3000       3494
HUA   YONG            2000       2330
WU    JINYAN          1000       1165
ZHANG JINGJUAN        1000       1165
GAO   SHUFEN          5000       5824
LIU    YILI           5000       5824
LI      ZHANGUO       2000       2330
ZHU    JINYAN         2000       2330
DONG  BAOZHANG        1000       1165
ZHENG  ZHENQI         1000       1165
WANG  XIUXIN          2000       2330
LIN    JUYING         2000       2330
YANG  HUI             4000       4659
GAO   WEI             1000       1165
SHEN  JUNCHANG        2000       2330
YIN    XIANJUN        2000       2330
HU     MINXU          2000       2330
HE     LIJUAN         2000       2330
SONG  WENXIANG        1000       1165
WANG  GUICHEN         5000       5824
SHANG JUNHUA          3000       3494
SHANG JUNYUN          2000       2330
LI     BAOCAI         10000      11648
ZHANG LI              30000      34944
HAN  BINGSHUANG       3000       3494
ZHANG  CHUNMEI        6000       6989
ZHOU  YUANSHENG       3000       3494
YANG   YUMEI          2000       2330
YUAN  ZHENXIANG       1000       1165
LI     HONGYING       1000       1165
SONG  BAOQIN          2000       2330
HUANG TIANCAI         3000       3494
ZHANG QIUYING         3000       3494
GUO   GUOFANG         2000       2330
ZHANG LIXIANG         2000       2330
ZHANG XINLING         2000       2330
SI     YUAI           1000       1165
BAI    XIANGBIN       2000       2330
WANG  HONGYAN         1000       1165
WAN   JIANBO          1000       1165
YANG  QING            7000       8154
LU     XINPING        1000       1165
CHEN  JIHONG          2000       2330
YANG  CHUNFANG        1000       1165
SHI    YOUPENG        4000       4659
ZHANG XIUZHEN         3400       3960
QIN   DAIHUA          2000       2330
CHEN YUANLI           4000       4659
WANG DEZHI            5000       5824
REN   FU              20000      23296
SUN   XINZENG         3000       3494
ZHAO XIUMIN           10000      11648
WANG PING             5000       5824
ZHANG FENGFEN         2000       2330
LIN   JING            1000       1165
XIAN MINGYU           6000       6989
YU   LIJUAN           2000       2330
PU   DI               3000       3494
HUANG HEQING          5000       5824
LI   LIN              3000       3494
LI  WENYING           10000      11648
QIU ZIYAO             1000       1165
QIU JIANHUA           5000       5824
CHEN HAIGUANG         2000       2330
XU    RUILIAN         2000       2330
MA   JINGSHU          2000       2330
ZHANG QINYAN          2000       2330
WANG XIZI             1000       1165
ZHONG HANMING         1000       1165
ZHANG RONG            2000       2330
WU   TINGYONG         3000       3494
DU   BO               2000       2330
LIN  ZHENHONG         8000       9318
LIANG  YIXIANG        3000       3494
BAO  SHUFEN           2000       2330
YANG QIANQING         2000       2330
SUN  GUANGJUN         2000       2330
CHEN LINGYAN          1000       1165
LI    YAFENG          3300       3844
WEI  GUOHUA           2000       2330
LIU  YANFANG          3500       4077
XING QUANXI           2000       2330
WANG LING             3000       3494
ZHANG JIANZHONG       1000       1165
LI     DESEN          1000       1165
LIU   CONGYONG        3000       3494
SUN   YONG            1000       1165
HOU   ZHONG           1000       1165
YU    CONGRONG        10000      11648
ZHAO JING             4500       5242
SHI   BING            15000      17472
WU   XINSHENG         4000       4659
LI    MENHUA          5000       5824
JIANG GE              10000      11648
ZHANG GUIXIA          3500       4077
LU    HUANYING        3500       4077
XIAN  MINGZI          9000       10483
YUE   HUI             5000       5824
QI     MEI            2000       2330
WANG  XIUHE           3000       3494
WANG  YANMEI          2000       2330
QU     YANG           5000       5824
JIANG  FENG           1100       1281
ZHAO   YAN            3600       4193
WU     XINLI          4000       4659
ZHANG SHUYING         3500       4077
YI      QINGPING      2000       2330
LI      MIN           2000       2330
ZHOU   HOUQUAN        2000       2330
YAN    XIAOLI         2000       2330
YAN    BINGUI         2000       2330
LIN     LI            2000       2330
XU      SHAOBO        2000       2330
WANG   JUN            2000       2330
YU      QI            15000      17472
ZHENG  PING           2000       2330
LIANG  HONG           2000       2330
LI      MENGTAO       2000       2330
YU      YANHONG       2000       2330
LI       CHANGXIN     2000       2330
WANG    YIHUA         3000       3494
HAO     YANLING       3000       3494
HE      DAXIN         4000       4659
YANG   RUI            2000       2330
JU      JIFAN         2000       2330
FANG   KAIQING        2000       2330
HE      PEIYAN        2000       2330
CHEN   JIANPING       4000       4659
CHEN   XUEDI          5000       5824
DAI     XUENI         4000       4659
ZHANG DONGYAN         1000       1165
DAI    JUN            3000       3494
YANG  HONGMEI         1000       1165
TIAN  HENGPING        1000       1165
ZHAO  LIHAI           10000      11648
XU     LIJIE          10000      11648
YIN    CUIYUN         5000       5824
LEI    HONGWEN        5000       5824
SHI    QINGYUAN       2000       2330
CAO    XIULAN         3000       3494
SUN    ZAIHE          2000       2330
CHEN   YIKANG         3000       3494
GAO    LINGXIN        2000       2330
ZHANG  ENYING         2000       2330
CAO    KEYI           2000       2330
LIN    TIANMIN        2000       2330
YANG  MINXIANG        3000       3494
SU     DIANLI         5000       5824
YANG  GUOYING         5000       5824
ZHANG YING            3000       3494
YANG  XIUYING         10000      11648
LI     BAOJING        2000       2330
JIN    YUEZHU         1000       1165
ZHAO  SHIJUN          2000       2330
LEI    DINGKUAN       1000       1165
SUN   XUE             5000       5824
YANG  HUIXIAN         4000       4659
MA    XIULI           1000       1165
XUE   SHUANG          9000       10483
CHEN  ZHONGMEI        1000       1165
ZHOU  YE              3000       3494
ZHU   YOUJIAN         1000       1165
LIU   WEISHENG        1000       1165
KONG  FANHUA          1000       1165
NI     YANLING        3000       3494
ZHANG  LI             2000       2330
ZHONG HONGFEI         2000       2330
MA     SHUZHI         2000       2330
BI      XUEYING       2000       2330
ZHANG  LIJIE          1000       1165
DENG   XINGHAI        2000       2330
SHAO   JINMING        5000       5824
SU      GENYUAN       1000       1165
LI       SHULIAN      3700       4310
YANG    JIE           3000       3494
ZHOU    HONGJUN       16660      19406
XIE     JING          3330       3879
MA     GANG           10000      11648
ZHANG JING            8000       9318
LIU    HUANTING       2000       2330
TENG  YOUSHENG        2000       2330
TANG  JIMIN           1000       1165
XU    QING            10000      11648
WANG YINGHUA          5000       5824
SHEN  YAN             5000       5824
TANG  YINHUA          2000       2330
ZHANG  JINLONG        3000       3494
LIU     LIYING        1000       1165
ZHAO   JINCHENG       1000       1165
WANG  YOULAN          2000       2330
ZHENG SHUJIN          2000       2330
FANG  XIAOLAN         2000       2330
WU    YUANFENG        2000       2330
ZHU  HONGXI           6000       6989
CAO  WEIZHEN          10500      12230
WANG MINGLI           5000       5824
MENG ZHAOYI           5000       5824
YANG  YUMEI           2400       2796
MA    LIANYOU         2000       2330
MA    LIANZHEN        2000       2330
QI     SHULAN         3000       3494
WU    LIXIN           2000       2330
JIANG JING            6000       6989
DONG SHUFEN           3000       3494
HAO  ZHENQI           3000       3494
ZHANG ZHONGFAN        5000       5824
ZHANG LIJIE           10030      11683
WEI   DAN             17000      19802
GU    YOUYING         5000       5824
WANG YING             3000       3494
WANG YAN              3000       3494
DU   DAILING          3000       3494
HU   JINGHUA          2000       2330
PIAO ZHENFU           2000       2330
GUO  LIYA             2000       2330
XU   YALI             3500       4077
WANG YURONG           2000       2330
WEI  YIQING           1000       1165
ZHANG GUIMIN          3500       4077
DU   LIPING           5000       5824
WEN  GUIFEN           3500       4077
FAN  WEICHENG         2000       2330
ZHANG JING            4000       4659
XIANG YAHONG          2000       2330
ZHAO  YING            5000       5824
CUI    YUMING         15000      17472
ZHANG SHUJUN          5000       5824
SUN   YULIU           1000       1165
LI     QINGQIN        3000       3494
TAO   SHUFEN          5000       5824
ZHAO  LIYING          5000       5824
WANG  YINGHUI         3000       3494
QIU    JIANHUA        26000      30285
YANG  XIANFENG        2000       2330
HUANG YUHUANG         3000       3494
ZHAO  GUANGSONG       1000       1165
XU     XIAORAN        3000       3494
CAI   GUOFENG         6000       6989
WU     FUYA           3000       3494
SU     PING           5000       5824
LI     SHU FEN        3330       3879
WANG  SONGMEI         3330       3879
SHAO  LIXIAN          3330       3879
WANG  XINYING         3330       3879
LIU    XIANZHOU       3330       3879
SHEN  XUBO            1700       1980
ZHAO  GUOHUI          3330       3879
FU     YUJIE          2000       2330
ZHAO BAOLING          3330       3879
SHEN  GUANGHUA        5330       6208
WANG  XUE             2000       2330
ZHANG JIANHUA         3330       3879
ZHANG JINGBO          2000       2330
LIANG  ENSHUN         2000       2330
WANG  GUOHUA          2000       2330
ZHANG CUIYING         3500       4077
SUN    SHUYUN         3500       4077
ZHANG  HAIKUAN        3500       4077
WANG   HAIGANG        10000      11648
YAO    MINGCAI        3000       3494
SUN    GUIYUN         2000       2330
SUN    XIUQING        1000       1165
LIU    ZHANMIN        3330       3879
XU     HUIZHEN        3330       3879
LIU    TIANE          2000       2330
WANG  SHAOHUA         2000       2330
YV     LIMIN          3500       4077
ZHANG JINGRONG        10000      11648
QIU   PING            1000       1165
CUI  CAIHONG          2000       2330
LI    LIJIE           1000       1165
WANG  ZHIHONG         2000       2330
JIN    JUXIU          1000       1165
ZHANG JING            1000       1165
WANG  ZUOYV           2000       2330
DONG  YVSHU           1000       1165
LIU    AIQIN          4000       4659
DENG  XIUPING         1000       1165
DAI    HONGJIE        1000       1165
YAN   MEISHENG        13000      15142
LI     YVQIANG        5000       5824
YANG  LIANGCE         7000       8154
LIU   XIAOLING        1000       1165
WU   LIBO             2000       2330
YV   HONGE            2000       2330
WANG GUIMEI           2000       2330
YAN  GUOLIN           1200       1398
ZHANG XIAOKUN         3330       3879
WU   GUANGYAN         4000       4659
WANG ENPU             5000       5824
SUN  ZHEN             10000      11648
YIN  KAIWEI           20000      23296
WANG LANXIANG         3000       3494
YANG ZHONGXIN         2000       2330
AN   JIULIAN          2000       2330
ZHU  BAILIN           10000      11648
ZHU  BAIRONG          10000      11648
ZHANG ZUOPENG         10000      11648
YAO  LI               10000      11648
ZHOU LIRONG           10000      11648
MA   JINGYUN          10000      11648
YU   JINGZHI          20000      23296
LI    SHUXIU          4400       5125
SHA   YUJING          5000       5824
CHENG JIANHUA         10000      11648
SONG XUEGUANG         1000       1165
CHENG LI              1000       1165
CHE   HUI             1000       1165
ZHAO  SHILIN          2000       2330
LV     CHEN           5000       5824
YE     FEI            5000       5824
LI     SHURONG        2000       2330
LI     CAILING        1000       1165
CHEN  YOU             2000       2330
KANG  YANFANG         3000       3494
GU     YUYING         10000      11648
LI      SHUMEI        5000       5824
WANG  SHENGLI         4000       4659
CI     JUAN           5000       5824
CHEN  XIAOLING        8000       9318
ZHANG WENJUN          6000       6989
MA     DONGMEI        2000       2330
CAO   KUNLONG         3000       3494
GAO   XUEXIA          2000       2330
ZHEN  YANHUA          2000       2330
ZHANG LINA            1000       1165
ZHANG JING            2000       2330
ZHU   QING            2000       2330
JIN    LIE            2000       2330
MAO   XIAODI          10000      11648
CHE   CHANG           2000       2330
LIU   CAIXIA          10000      11648
SHEN   YAN            2000       2330
WEI    SHOUREN        10000      11648
LIU    NAN            31200      36342
CHEN   QIANG          11000      12813
LIU    SHU            10000      11648
WANG  MINGJING        10000      11648
FENG   LIAN           10000      11648
ZHANG  ZHIXIN         5000       5824
XIAO  RUIDONG         20000      23296
LI    LINA            4000       4659
GAO   SONG            10000      11648
LUAN HAILONG          10000      11648
SU   WEIGUANG         6000       6989
LUO  CAIQIN           2000       2330
MENG FANYU            11000      12813
YANG YUBIN            13000      15142
LV    ZHUJUN          2000       2330
ZHANG XIAOXIN         8300       9668
ZHANG GUILAN          1000       1165
LIU   ZHONGWEI        1000       1165
ZHANG SHULAN          1000       1165
MENG  XIANGYU         1000       1165
WANG  JIXIN           600        699
MENG  ZHAOMING        1600       1864
CAO    YING           600        699
XIA   ZHANKUN         600        699
JI     LING           1000       1165
SUN    YIYANG         1000       1165
YANG   SHUHUA         1000       1165
ZHANG  YUANXI         1000       1165
LIU    XIAOBO         600        699
DANG   CHANGPING      600        699
SONG   XIBIN          1000       1165
ZHANG RONG            5000       5824
PAN  JINYONG          5000       5824
PAN  FUGUI            10000      11648
JIANG WAN             3000       3494
XIA   ZHISHAN         2000       2330
LI     LI             50000      58240
YAO   YINGBIN         3000       3494
HUA   AN              2000       2330
YANG  XIURU           15000      17472
LI    JINHUA          50000      58240
JIA   HONGXUE         2000       2330
ZHOU CHUNFANG         1000       1165
WANG ZHAO             2000       2330
LI    SHU             10000      11648
CHEN JIE              30000      34944
SHI   MEIPING         20000      23296
YANG GUANGMIAO        2000       2330
XU   JUE              2000       2330
LI    WEI             20000      23296
LI    GUOYING         1000       1165
ZHU  JUNYI            1000000    1164800
ZHANG TAO             10000      11648
SUN  QIUSHI           2000       2330
LI    JUN             15000      17472
YAO  JUNYING          5000       5824
LI    KEMING          3000       3494
LI    YI              10000      11648
CHEN LEI              10000      11648
XU   SHUQIN           3000       3494
WANG KEBIN            5000       5824
CAO RUIXUE            5000       5824
CAO YAN               5000       5824
LI   GANGJIAN         2000       2330
ZHU XU                14800      17239
WANG   JIANGHAI       1000       1165
ZHANG  LING           3000       3494
YANG   YIXUAN         40000      46592
CAO    HACHEN         2000       2330
HAN    LING           10000      11648
LI      SHIQIU        1500       1747
ZHANG  YING           1500       1747
ZHANG  GUILAN         1500       1747
LI      ZUOZHI        1500       1747
DING   NING           3000       3494
CAI     LIWEN         3000       3494
SONG   YUCHUAN        3000       3494
CHANG  YAGUANG        3000       3494
ZOU    SHUXIA         3000       3494
XU      YUZHANG       3000       3494
ZHANG  ZHIJIAN        3000       3494
REN    GUOHUA         3000       3494
ZHANG  YUANLONG       6000       6989
ZHOU   CHAO           2000       2330
LIANG  QIUHUAN        3000       3494
SUN    GUOJUN         2000       2330
LIAO    YANG          2000       2330
LI     GUANGMING      3000       3494
JIANG  CHAO           10000      11648
QI     ZEYAN          2000       2330
WANG  ZHIJUN          3000       3494
WANG   JIXING         5000       5824
FAN   SHENGJIN        2000       2330
JIN    HONG           2000       2330
MENG  XIANGYUN        2000       2330
ZHANG MIN             10000      11648
ZHAO  YING            100000     116480
LI    CHANGJIANG      1000       1165
XU    XIAOHUA         3000       3494
ZHANG SHULAN          3000       3494
WANG  HONGYING        5000       5824
WANG  JIEYING         2000       2330
LIU    HUIPING        5000       5824
WU     JINGHUI        2000       2330
*E     YEGUANG        150000     174720
SUN    GUIFANG        10000      11648
WANG   HUIYU          15000      17472
WEI     JIE           3000       3494
CHENG  YANG           1000       1165
WANG   BIN            1000       1165
WANG   QINGLING       1000       1165
YAN     WENXUE        3000       3494
WANG   JUNHUAN        10000      11648
LI       XUEFEI       14000      16307
KANG  XIAOCHUN        93000      108326
XIAO    LU            2000       2330
WANG    YANAN         1000000    1164800
Yang    jiaxin        4875000    5678400
YU      DEQING        20000      23296
ZHANG    HAI          30000      34944
WANG     YANHUA       7000       8154
WEN      JI           3000       3494
LV       YUXIA        1400       1631
LI       CAIYUN       2000       2330
SONG     LIPING       3000       3494
NI       SONGZHI      10000      11648
JIN      YANLI        5000       5824
LANG     HONGMEI      13000      15142
WANG     YING         5000       5824
SHI      YANMEI       8200       9551
GUO      LINGLI       5000       5824
ZHU     XIAOYING      23000      26790
ZHANG   QIUMEI        3000       3494
SUN     LEI           7000       8154
DUAN    TAIPING       2000       2330
WANG    QUANYING      10000      11648
LIU     LIJUAN        10000      11648
CAO     CHUNYONG      7000       8154
LI      JIXIANG       10000      11648
ZHANG   MEI           5000       5824
GUAN    JINGLAN       2000       2330
QIU     HONGSHENG     2000       2330
LIU     ZHEQI         7000       8154
LIU     GUOMING       3000       3494
LI      JING          60000      69888
SHA     JINGYUN       7200       8387
JI      ZHONGSHA      10000      11648
CHEN    XIUYUN        3600       4193
ZHANG   SUXIA         5000       5824
LI      RUNHUA        6800       7921
LIU     RUI           5000       5824
GONG     CHANGFU      33000      38438
YAN      MENG         33000      38438
YAO      XIAOJUAN     3000       3494
LIU      WENRU        3300       3844
NA       JIA          3300       3844
SHEN     YUE          3300       3844
LI       QIUJU        3300       3844
ZHAO     SHUYIN       3300       3844
CHENG    LIN          3300       3844
CHEN     CHEN         500000     582400
NIU      GUIXIN       1000       1165
WANG     YANG         2000       2330
ZHAO     GUIRU        4000       4659
TANG     FANGJIE      1000       1165
ZHANG    GUANGHUA     1000       1165
ZHAO     QIANG        1000       1165
HE       YUNSHENG     1000       1165
JIA      XIAO         1000       1165
LV      XIANJIE       10000      11648
LV      JIEYING       1000       1165
YANG    YVQIAO        3000       3494
CHEN    ZHIMING       3000       3494
LIU     HAITAO        1000       1165
YIN     ZHAOGUO       2500       2912
ZHAO    QINGSHENG     10000      11648
ZHUANG  YINGCHUN      5000       5824
HUANG   CHINAN        5000       5824




LIST OF ABG SHAREHOLDERS, ABG SHARES AND EXCHANGED EAC SHARES



ABG SHAREHOLDER ABG SHARES EXCHANGED EAC SHARES
FAR GRAND       1          23,296,000

EXHIBIT B



                            PRESIDENT'S CERTIFICATE

                                      OF

                           ECHELON ACQUISITION CORP.



     The undersigned hereby certifies that she is the duly elected, qualified and acting President of ECHELON ACQUISITION CORP., a Delaware corporation (the

"Company"), and that she is authorized to execute this Certificate on behalf of the Company in connection with Section 6.3 of that certain Agreement and Plan of Reorganization (the "Agreement") dated May 8, 2006, among the Company, Asia

Biotechnology Group Inc.("ABG"); the sole shareholder of ABG, Harbin OT

Pharmaceutical Co., Ltd.("OT Samoa") and the shareholders of OT Samoa and other documents relating to the Agreement.  All terms used but not defined herein shall have the meanings set forth in the Agreement.  The undersigned hereby further certifies to the following:



1.     Each of the representations and warranties of the Company contained in the Agreement or in any Schedule attached thereto were true and correct on and as of the Closing.

2.     Since the date of the financial statements as described in Sections 3.3,

3.4, 3.6 and 3.7 of the Agreement, there has been no material adverse change in the financial condition, business or properties of the Company, taken as a whole.



EXECUTED as of May 8, 2006.



                                                      ECHELON ACQUISITION CORP.





                                             By:    ____/s/__ Hui Wang ________

                                                        Hui Wang, its President

EXHIBIT C

            PRESIDENT'S CERTIFICATE OF ASIA BIOTECHNOLOGY GROUP INC.



      The undersigned hereby certifies that she is the duly elected, qualified and acting President of ASIA BIOTECHNOLOGY GROUP INC., a British Virgin Islands

corporation (the "Company"), and that she is authorized to execute this

Certificate on behalf of the Company in connection with Section 7.3 of that certain Agreement and Plan of Reorganization (the "Agreement") dated May 8,

2006, among the Company, Echelon Acquisition Corp.("EAC"), Harbin OT

Pharmaceutical Co., Ltd.("OT Samoa") and the shareholders of OT Samoa and other documents relating to the Agreement. All terms used but not defined herein shall have the meanings set forth in the Agreement.  The undersigned hereby further certifies to the following:



   1.  Each of the representations and warranties of  the  Company contained in the Agreement or in any Schedule attached thereto were  true and correct on and as of the Closing.


   2.  Since the date of the financial statements as described in Sections 4.7,

       4.10,  and  4.11  of  the Agreement, there has been no material  adverse change  in  the financial  condition,  business  or  properties  of  the

       Company, taken as a whole.


EXECUTED as of May 8 2006.

                                         ASIA BIOTECHNOLOGY GROUP INC.

                                         By: __/s/_ Yingjie Fu _______

                                         Yingjie Fu, its President

EXHIBIT D



         PRESIDENT'S CERTIFICATE OF HARBIN OT PHARMACEUTICAL CO., LTD.



       The undersigned hereby certifies that he is the duly elected, qualified and acting President of HARBIN OT PHARMACEUTICAL CO.,LTD., a Samoa corporation

(the "Company"), and that he is authorized to execute this Certificate on behalf of the Company in connection with Section 7.4 of that certain Agreement and Plan of Reorganization (the "Agreement") dated May 8, 2006, among the

Company, Echelon Acquisition Corp.("EAC") and Asia Biotechnology Group

Inc.("ABG"); the sole shareholder of ABG, and other documents relating to the

Agreement. All terms used but not defined herein shall have the meanings set forth in the Agreement. The undersigned hereby further certifies to the following:




1. Each of the representations  and  warranties of the Company contained in the

   Agreement or in any Schedule attached  thereto  were true and correct on and as of the Closing.


2. Since the date of the financial statements as described  in Sections 5.4 and

   5.6  of  the  Agreement,  there has been no material adverse change  in  the financial condition, business  or  properties  of  the  Company,  taken as a whole.


EXECUTED as of May 8, 2006.



                                         HARBIN OT PHARMACEUTICAL CO., LTD.

                                               By: __/s/_ Lei Zhu
                                               -----------------------------
                                               Lei Zhu, its President